UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Archrock, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83075-P40466 ARCHROCK, INC. 9807 KATY FREEWAY, SUITE 100 HOUSTON, TX 77024 ARCHROCK, INC. 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET You invested in ARCHROCK, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on April 30, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 30, 2026 9:00 a.m. Central Time Archrock, Inc. 9807 Katy Freeway, Suite 100 Houston, Texas 77024

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V83076-P40466 Voting Items Board Recommends 1. Election of the following persons to serve as directors of Archrock, Inc. until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. For Nominees: 01) Anne-Marie N. Ainsworth 02) D. Bradley Childers 03) Gordon T. Hall 04) Frances Powell Hawes 05) J. W. G. (“Will”) Honeybourne 06) James H. Lytal 07) Leonard W. Mallett 08) Jason C. Rebrook 09) Edmund P. Segner, III 2. Ratification of the appointment of Deloitte & Touche LLP as Archrock, Inc.’s independent registered public accounting firm for fiscal year 2026. For 3. Advisory, non-binding vote to approve the compensation provided to our Named Executive Officers for 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.